Exhibit 10.1

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF
OCTOBER 1, 2014

AMONG

LRE OPERATING, LLC,

AS BORROWER,

LRR ENERGY, L.P.,

AS PARENT,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of October 1, 2014, is among LRE OPERATING, LLC, a Delaware limited liability company (the “Borrower”); LRR ENERGY, L.P., a Delaware limited partnership (the “Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”); and the Lenders.

R E C I T A L S

A.                                    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 22, 2011, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2011, that certain Second Amendment to Credit Agreement dated as of June 8, 2012 and that certain Third Amendment to Credit Agreement dated as of June 27, 2012 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to, and extensions of credit on behalf of, the Borrower.

B.                                    The Borrower, the Parent, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                                                   Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Fourth Amendment refer to Sections of the Credit Agreement.

Section 2.                                                                   Amendments to Credit Agreement. Subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 4:

2.1                               Amendments to Section 1.02.  Section 1.02 of the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Applicable Margin” is hereby amended by amending and restating the chart contained therein in its entirety as follows:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	≥ 25% <50%	≥ 50% <75%	≥ 75% <90%	≥90%

Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

(b)                                 The definition of “Indebtedness” is hereby amended and restated in its entirety as follows:

“Indebtedness” means any and all amounts owing or to be owing by the Borrower, any Subsidiary or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising):  (a) to any Agent, the Issuing Bank or any Lender under any Loan Document, including, without limitation, all interest on any of the Loans (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Loan Party (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action); (b) to any Secured Swap Provider under any Swap Agreement including any Swap Agreement in existence prior to the date hereof, but excluding any additional transactions (including all renewals, extensions and/or rearrangements of any of the above) or confirmations entered into (i) after such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Swap Provider to another Secured Swap Provider that is not a Lender or an Affiliate of a Lender; (c) to any Bank Products Provider in respect of Bank Products; and (d) all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations of such Loan Party shall in any event be excluded from “Indebtedness” owing by such Loan Party.

(c)                                  The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means October 1, 2019.

(d)                                 The definition of “Swap Agreement” is hereby amended and restated in its entirety as follows:

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a

“swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries shall be a Swap Agreement.

(e)                                  The following defined terms are added to Section 1.02 in appropriate alphabetical order:

“Bank Products” means any of the following bank services:  (a) commercial credit cards, (b) stored value cards, and (c) treasury management services (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bank Products Provider” means any Lender or Affiliate of a Lender that provides Bank Products to the Borrower, any Subsidiary or any Guarantor.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder.

“Excluded Swap Obligation” means, with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Indebtedness in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee by such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Indebtedness in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Swap Agreement. If any Indebtedness in respect of any Swap Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Indebtedness in respect of any Swap Agreement that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of October 1, 2014, among the Borrower, the Parent, Wells Fargo and the Lenders party thereto.

“Fourth Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Fourth Amendment have been satisfied or waived in accordance Section 12.02.

“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement or grant of the relevant security interest becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Bank, the Bank Products Providers and Secured Swap Providers, and “Secured Party” means any of them individually.

“Secured Swap Provider” means any (a) Person that is a party to a Swap Agreement with the Borrower or any of its Subsidiaries that entered into such Swap Agreement before or while such Person was a Lender or an Affiliate of a Lender, whether or not such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be, or (b) assignee of any Person described in clause (a) above so long as such assignee is a Lender or an Affiliate of a Lender.

“Wells Fargo” has the meaning given in the introductory paragraph.

2.2                               Amendment to Section 2.07.  A new Section 2.07(f) is hereby added to the Credit Agreement as follows:

(f)                                   Maximum Amount of Borrowing Base.  Notwithstanding anything to the contrary set forth herein, in no event may the Borrowing Base hereunder be increased to an amount in excess of the “First Lien Cap” under and as defined in the Intercreditor Agreement.

2.3                               Amendment to Section 2.09. Section 2.09(a) is hereby amended by replacing the reference to “$15,000,000” therein with “$25,000,000”.

2.4                               Amendment to Section 4.04.  Section 4.04 is hereby amended by replacing the reference to “for the benefit of the Lenders” therein with “for the benefit of the Secured Parties”.

2.5                               Amendment to Section 5.03.  A new Section 5.03(g) is hereby added to the Credit Agreement as follows:

(g)                                  FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the obligations under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

2.6                               Amendment to Section 7.13.  Section 7.13 is hereby amended by replacing the reference to “and the Lenders” therein with “for the benefit of the Secured Parties”.

2.7                               Amendment to Section 7.19.  Section 7.19 is hereby amended by adding the following sentence to the end of such section:

The Borrower is a Qualified ECP Guarantor.

2.8                               Amendment to Section 7.25.  Section 7.25 is hereby deleted in its entirety.

2.9                               Amendment to Section 8.01.  Section 8.01(p) is hereby deleted in its entirety and replaced with “[Intentionally Omitted].”.

2.10                        Amendments to Section 8.14.

(a)                                 Section 8.14(b) is hereby amended by replacing the reference to “(i) Each Loan Party other than the Borrower will, and will cause each of its Subsidiaries to” therein with “(i) Each Loan Party will”.

(b)                                 A new Section 8.14(d) is hereby added to the Credit Agreement as follows:

(d)                                 Notwithstanding any provision in any of the Loan Documents to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) owned by any Loan Party included in the Mortgaged Property and no Building or Manufactured (Mobile) Home shall be encumbered by any Security Instrument; provided, that (A) the applicable Loan Party’s interests in all lands and Hydrocarbons situated under any such Building or Manufactured (Mobile) Home shall be included in the Mortgaged Property and shall be encumbered by the Security Instruments and (B) the Borrower shall, and shall not permit any of its Subsidiaries to, permit to exist any Lien on any Building or Manufactured (Mobile) Home except Excepted Liens.

2.11                        Amendment to Article VIII.  A new Section 8.16 is hereby added to the Credit Agreement as follows:

Commodity Exchange Act Keepwell Provisions.  The Borrower hereby guarantees the payment and performance of all Indebtedness of each Loan Party (other than the Borrower) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Loan Party (other than the Borrower) in order for such Loan Party to honor its obligations under the Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that the Borrower shall only be liable under this Section 8.16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.16, or otherwise under this Agreement or any Loan Document, as it relates to such other Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of the Borrower under this Section 8.16 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.16 constitute, and this Section 8.16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.12                        Amendment to Section 9.16.  Section 9.16 is hereby amended by replacing the reference to “and the Lenders” therein with “for the benefit of the Secured Parties”.

2.13                        Amendment to Article IX.  A new Section 9.20 is hereby added to the Credit Agreement as follows:

Non-Qualified ECP Guarantors.  The Borrower shall not permit any Loan Party that is not a Qualified ECP Guarantor to own, at any time, any Oil and Gas Properties or any Equity Interests in any Subsidiaries.

2.14                        Amendments to Section 10.02.

(a)                                 Clause (iv) of Section 10.02(c) is hereby amended and restated in its entirety as follows:

(iv)                          fourth, pro rata to payment of principal outstanding on the Loans, LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time, and Indebtedness referred to in Clause (b) of the definition of Indebtedness owing to Secured Swap Providers;

(b)                                 Section 10.02(c) is hereby amended by adding the following paragraph to the end of such section:

Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above).

2.15                        Amendment to Section 12.14.  Section 12.14 is hereby amended and restated in its entirety as follows:

Collateral Matters; Swap Agreements.  The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to the Secured Swap Providers with respect to any Swap Agreement including any Swap Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (a) after such Secured Swap Provider ceases to be a Lender or an Affiliate of a Lender or (b) after assignment by a Secured Swap Provider to another Secured Swap Provider that is not a Lender or an Affiliate of a Lender. No Lender or any Affiliate of a Lender shall have any voting or consent rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

2.16                        Amendment to Annex I.  Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

Section 3.                                                                   Borrowing Base Redetermination.  Subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 4 and pursuant to Section 2.07 of the Credit Agreement, the Borrowing Base shall be increased from $235,000,000 to $260,000,000 effective as of the Fourth Amendment Effective Date, and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter.  The Borrower, Parent, Administrative Agent and Lenders agree that the redetermination of the Borrowing Base provided for in this Section 3 shall be considered and deemed to be the November 1, 2014 Scheduled Redetermination.

Section 4.                                                                   Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):

4.1                               Executed Counterparts of Fourth Amendment.  The Administrative Agent shall have received from the Lenders, the Parent and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment.

4.2                               Notes.  The Administrative Agent shall have received from the Borrower duly executed Notes payable to each requesting Lender in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.3                               Upfront Fees.  The Borrower shall have paid to the Administrative Agent for the account of each Lender upfront fees in an aggregate amount equal to:

(a)                                 30 basis points (0.30%) of each Lender’s Applicable Percentage of the Borrowing Base on the date hereof prior to giving effect to this Fourth Amendment.

(b)                                 50 basis points (0.50%) of (i) each Lender’s Applicable Percentage of the Borrowing Base on the date hereof after giving effect to this Fourth Amendment, including the amendments to the Credit Agreement set forth in Section 2 and the increase in the Borrowing Base set forth in Section 3, less (ii) each Lender’s Applicable Percentage of the Borrowing Base on the date hereof prior to giving effect to this Fourth Amendment.

4.4                               Fees and Expenses.  The Administrative Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Fourth Amendment Effective Date, the reasonable fees and expenses of Vinson & Elkins, LLP, counsel to the Administrative Agent).

4.5                               Secretary Certificate.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of the Borrower and the Parent setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of such Person to execute and deliver this Fourth Amendment and to enter into the transactions contemplated by this Fourth Amendment, (ii) the officers of such Person who are authorized to sign this Fourth Amendment on behalf of such Person and specimen signatures of such authorized officers, and (iii) the articles or certificate of limited partnership, formation or incorporation, as applicable, and the limited partnership agreement, operating agreement, bylaws or other governing document, as applicable, of such Person, certified as being true and complete, each of which certifications may, if applicable, be by reference to previously-delivered certificates of any such officer.  The Administrative Agent and the Lenders may conclusively rely on such certificates until the Administrative Agent receives notice in writing from the Borrower or the Parent, as applicable, to the contrary.

4.6                               Certificates of Good Standing. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and the Parent.

4.7                               Opinions.  The Administrative Agent shall have received an opinion of Thompson & Knight, LLP, special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

4.8                               Mortgages, Mortgage Amendments and Title.

(a)                                 The Administrative Agent shall have received mortgages and/or deeds of trust (or supplements to existing mortgages and/or deeds of trust, as applicable) in form and substance acceptable to the Administrative Agent and duly executed by the Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed), as the Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first-priority Liens in favor of the Administrative Agent on at least 80% of the total value of the Oil and Gas Properties after giving effect to the Juno Purchase Agreement and the acquisition of the Acquired Juno Assets by the Borrower.

(b)                                 The Administrative Agent shall have received from the Borrower duly executed counterparts (in such number as may be requested by the Administrative Agent) of amendments to existing mortgages and/or deeds of trust (and such other amendments, agreements, and other writings including, without limitation, any UCC-1 financing statements) which shall be sufficient to evidence (i) the increase in the Aggregate Maximum Credit Amounts, (ii) the extension of the Maturity Date pursuant to this Fourth Amendment and (iii) the other amendments set forth in this Fourth Amendment.

(c)                                  The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties after giving effect to the Juno Purchase Agreement and the acquisition of the Acquired Juno Assets by the Borrower.

4.9                               Acquisition.

(a)                                 The acquisition by the Borrower of certain Oil and Gas Properties and other Property (the “Acquired Juno Assets”) pursuant to that certain Purchase and Sale Agreement dated as of August 29, 2014 (including all amendments thereto prior to the date hereof, the “Juno Purchase Agreement”) with Juno Energy II, LLC and Juno Operating Company II, LLC shall have been consummated on or prior to October 31, 2014 in accordance with the Juno Purchase Agreement (without any material amendments, modifications or supplements thereto, it being understood and agreed that the exclusion of Acquired Juno Assets with an aggregate allocated value in the Juno Purchase Agreement in excess of $1,900,000.00 shall be deemed a material modification).

(b)                                 The Administrative Agent shall have received, and be reasonably satisfied with the terms of, fully-executed copies of all assignments, bills of sale, side letters and other material agreements executed and delivered in connection with the Acquisition.

4.10                        Amendment to Second Lien Credit Agreement.  The Administrative Agent shall have received a copy of an amendment to the Second Lien Credit Agreement, dated as of June 28, 2012, among the Borrower, the Parent, Wells Fargo Energy Capital, Inc., as administrative agent, and the lenders party thereto (the “Second Lien Credit Agreement”), and any other amendments, documents or agreements prepared in connection therewith, each in form and substance reasonably satisfactory to the Administrative Agent, evidencing, among other things, an extension of the maturity date under the Second Lien Credit Agreement to at least six months after the Maturity Date under the Credit Agreement, as amended by this Fourth Amendment.

4.11                        Consent to Intercreditor Agreement. The Administrative Agent shall have received a copy of a consent to the Intercreditor Agreement, in form and substance reasonably satisfactory to the Administrative Agent, evidencing the consent of Wells Fargo Energy Capital,

Inc. to the extension of the Maturity Date under the Credit Agreement, as amended by this Fourth Amendment.

4.12                        Further Assurances.  The Administrative Agent shall have received such other agreements, instruments, approvals, and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4.13                        No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing, before and after giving effect to the terms of this Fourth Amendment.

Section 5.                                                                   Miscellaneous.

5.1                               Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and Parent hereby (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each of the Loan Documents to which it is a party and agrees that each of the Loan Documents to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, both before and after giving effect to the terms of this Fourth Amendment (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

5.3                               Loan Documents.  This Fourth Amendment and each agreement, instrument, certificate or document executed by the Borrower, the Parent or any of their officers in connection herewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto and thereto.

5.4                               Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Fourth Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

5.5                               NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

5.6                               GOVERNING LAW.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	LRE OPERATING, LLC

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

PARENT:	LRR ENERGY, L.P.

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N. A.
as Administrative Agent, Issuing Bank, Swing Line Lender, and Lender

	By:	/s/ Matthew A. Turner
	Name:	Matthew A. Turner
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

CITIBANK, N.A.

By:	/s/ Stephen H. Oglesby
Name:	Stephen H. Oglesby
Title:	Managing Director-Commercial Energy

ROYAL BANK OF CANADA

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

COMERICA BANK

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	28.0%	$210,000,000.00
Bank of America, N.A.	14.0%	$105,000,000.00
Citibank, N.A.	14.0%	$105,000,000.00
Royal Bank of Canada	14.0%	$105,000,000.00
Comerica Bank	10.0%	$75,000,000.00
Barclays Bank plc	10.0%	$75,000,000.00
Amegy Bank National Association	10.0%	$75,000,000.00
TOTAL	100.0%	$750,000,000.00